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                        AIM SPECIAL OPPORTUNITIES FUNDS

                         AIM MID CAP OPPORTUNITIES FUND

                        Supplement dated October 6, 1999
                   to the Prospectus dated September 27, 1999

Currently, Class A Shares of AIM Mid Cap Opportunities Fund (the "Fund") are only available to employees of A I M Management Group Inc., AMVESCAP PLC and their affiliates, to any current or retired officer, director or trustee of The AIM Family of Funds--Registered Trademark-- (including any member of such person's immediate family including spouse, children, parents and parents of spouse) and to residents of Texas. During this period, exchanges into the Fund will not be permitted and A I M Distributors, Inc. will not reallow any sales charges.

Class B Shares and Class C Shares of the Fund are not currently available.